UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________
FORM 8-K
___________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 31, 2024
___________________
PERMIAN RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)
___________________

Delaware	001-37697	47-5381253
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 N. Marienfeld St., Suite 1000
Midland, Texas 79701
(Address of principal executive offices, including zip code)
(432) 695-4222
(Registrant’s telephone number, including area code)
___________________
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PR	The New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.
Amendments to the Third Amended and Restated Credit Agreement

On October 31, 2024, Permian Resources Operating, LLC (“OpCo”), a consolidated subsidiary of Permian Resources Corporation (the “Company” or “Permian Resources”), entered into the Eighth Amendment to the Third Amended and Restated Credit Agreement (the “Eighth Amendment”), dated as of October 31, 2024, among OpCo, each of the lenders and guarantors party thereto and JPMorgan Chase Bank, N.A., as administrative agent (as amended, the “Credit Agreement”). Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Eighth Amendment or the Credit Agreement, as the context requires.

The Eighth Amendment, among other things, (i) extended the Revolving Maturity Date from February 18, 2027 to February 18, 2028, (ii) reaffirmed the borrowing base at $4.0 billion, (iii) reaffirmed the aggregate elected commitments at $2.5 billion and (iv) adjusted the applicable margin calculation to a Borrowing Base Utilization pricing grid.

The above description of the Eighth Amendment is a summary and does not purport to be complete and is qualified in its entirety by reference to the Eighth Amendment, which is attached and filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.
On November 6, 2024, Permian Resources issued a press release announcing its financial and operational results for the third quarter of 2024. A copy of the press release is furnished as Exhibit 99.1 hereto.
The information furnished pursuant to this Item 2.02 and Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
The information set forth under “Item 2.02. Results of Operations and Financial Condition” is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Eighth Amendment to Third Amended and Restated Credit Agreement, dated as of October 31, 2024.
99.1	Press release dated November 6, 2024 of Permian Resources Corporation.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERMIAN RESOURCES CORPORATION

By:	/s/ GUY M. OLIPHINT
Guy M. Oliphint Executive Vice President and Chief Financial Officer

Date:	November 6, 2024